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This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

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                                CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS



CONTROL  LOAN
NUMBER   NUMBER      PROPERTY NAME                     STREET ADDRESS                        CITY            COUNTY
--------------------------------------------------------------------------------------------------------------------------
         DBM19231    Wiener Apartment Portfolio VI(1)  Various                            Bronx            Bronx
         DBM19231-1  2280-2300 Olinville Avenue        2280-2300 Olinville Avenue         Bronx            Bronx
         DBM19231-2  3424-3425 Kingsbridge Avenue      3424-3425 Kingsbridge Avenue       Bronx            Bronx
         DBM19231-3  2440 Olinville Avenue             2440 Olinville Avenue              Bronx            Bronx
         09-0001801  Copper Creek Apartments           9490 South Bermuda Road            Las Vegas        Clark
         09-0001821  Poinsettia Ridge Apartments       1100 Garden View Road              Encinitas        San Diego
         03-13945    The Reserve at Forest Hills       361 Darlington Avenue              Wilmington       New Hanover
         40949       Polaris Pointe Apartments         8115 Worthington-Galena Road       Columbus         Franklin
         09-0001787  The Oxford Apartments             10909 Gulf Freeway                 Houston          Harris
         DBM19044    Westhollow Park Apartments        2503 Panagard                      Houston          Harris
         DBM19002    Cascade Heights Apartments        1150 Union Avenue Northeast        Renton           King
         DBM19227    Springtree Meadows Apartments     4001 North University Drive        Sunrise          Broward
         DBM19351    Mallard Pointe Apartments         802 45th Street NE                 Auburn           King
         DBM19222    Pinewood Apartments               501-532 Lynnehaven Drive           Hagerstown       Washington
         02-12629    Versailles Court                  260 Middle Neck Road               Great Neck       Nassau
         03-13923    Black Mountain Apartments         540 W. Horizon Ridge Parkway       Henderson        Clark
         DBM19211    Brittany Knoll Apartments         Stuart's Draft Highway             Stuart's Draft   Augusta
         03-14559    Lakeview Terrace Apartments       5101 Springlake Parkway            Haltom City      Tarrant
         DBM19166    Waterford Place II Apartments     2760-2794 Stantonsburg Road        Greenville       Pitt
         03-13626    411 Granby Street Apartments (2)  411 Granby Street                  Norfolk          Norfolk
         03-14332    Bartlett Apartments               330 Bartlett Drive                 El Paso          El Paso
         03-13752    Ontario Village Apartments        1201-1233 Faichney Drive           Watertown        Jefferson
         DBM19207    Cottages of Martinsburg           104 Cottage Road                   Martinsburg      Berkeley
         03-13898    Villa Court Apartments            300 E. Providencia                 Burbank          Los Angeles
         03-13639    Mt. Vernon Portfolio              107-109 Monument Street;           Baltimore        Baltimore City
                                                       10 East Madison Street;
                                                       1309 & 1321 North Calvert Street;
                                                       202 & 206 W. Monument Street
         03-13682    1433 Federal Avenue               1433 Federal Avenue                Los Angeles      Los Angeles
         DBM18985    Wexford Apartments(1)             3041-3191 9th Street               Marion           Linn
         42765       311 South Doheny Apartments       311 South Doheny Drive             Los Angeles      Los Angeles



                                                                 INITIAL
                                                                  POOL
                                                                 BALANCE                                      STUDIOS
CONTROL                               PROPERTY    INITIAL POOL   PER UNIT                                           AVG RENT
NUMBER       STATE        ZIP CODE      TYPE      BALANCE ($)   OR PAD ($)  UTILITIES PAID BY TENANT     # UNITS   PER MO.($)
--------- ---------------------------------------------------------------------------------------------------------------------
           New York        Various   Multifamily   29,654,061      55,428   Electricity                     47         652
           New York         10467    Multifamily   15,300,621      59,535   Electricity                     20         619
           New York         10463    Multifamily   11,001,875      56,420   Electricity                     27         677
           New York         10467    Multifamily    3,351,565      40,380   Electricity                      0           0
           Nevada           89123    Multifamily   24,000,000      65,217   Electricity/Gas                  0           0
           California       92024    Multifamily   20,979,333     174,828   Electricity/Gas/Water/Sewer      0           0
           North Carolina   28403    Multifamily   20,939,851      56,290   Electricity/Gas                  0           0
           Ohio             43085    Multifamily   15,700,000      53,767   Electricity/Gas                  0           0
           Texas            77034    Multifamily   15,610,000      28,695   Electricity/Gas/Water/Sewer      0           0
           Texas            77082    Multifamily   13,850,000      34,282   Electricity                      0           0
           Washington       98059    Multifamily   12,276,750      43,228   Electricity/Gas/Water            0           0
           Florida          33351    Multifamily   11,736,362      50,588   Electricity                     12         625
           Washington       98002    Multifamily   11,200,000      62,222   Electricity/Water                0           0
           Maryland         21742    Multifamily   10,589,079      55,151   Electricity/Water/Sewer          0           0
           New York         11021    Multifamily    9,440,024     219,535   Electricity/Gas                  0           0
           Nevada           89012    Multifamily    8,373,633      77,534   Electricity/Gas                  0           0
           Virginia         24477    Multifamily    8,283,959      53,102   Electricity/Gas/Water            0           0
           Texas            76117    Multifamily    7,490,900      33,442   Electricity/Water/Sewer          0           0
           North Carolina   27834    Multifamily    6,493,951      54,116   Electricity                      0           0
           Virginia         23510    Multifamily    6,400,000     106,175   Electricity/Gas/Water/Sewer      0           0
           Texas            79912    Multifamily    5,100,373      28,979   Electricity/Gas                  0           0
           New York         13601    Multifamily    4,790,683      23,032   Electricity                      0           0
           West Virginia    25401    Multifamily    3,646,780      30,390   Electricity                      0           0
           California       91502    Multifamily    3,583,698     111,991   Electricity/Gas                  0           0
           Maryland         21201    Multifamily    2,702,915      44,310   Electricity/Gas                  9         544
                            & 21202


           California       90025    Multifamily    1,826,655     228,332   Electricity/Gas                  0           0
           Iowa             52302    Multifamily    1,746,566      31,189   Electricity/Gas                  0           0
           California       90048    Multifamily      998,964      49,948   Electricity/Gas                  5         838





                1 BEDROOM             2 BEDROOM              3 BEDROOM             4 BEDROOM            5 BEDROOM          NUMBER
CONTROL                AVG RENT              AVG RENT               AVG RENT              AVG RENT             AVG RENT      OF
NUMBER     # UNITS    PER MO.($)  # UNITS   PER MO.($)  # UNITS    PER MO.($)  # UNITS   PER MO.($)  # UNITS  PER MO.($)  ELEVATORS
--------- -------------------------------------------------------------------------------------------------------------------------
             128          682      231          826       120           929        0         0          0           0         8
              59          723      116          886        58           946        0         0          0           0         4
              49          669       73          781        42           929        0         0          0           0         4
              20          591       42          738        20           878        0         0          0           0         2
             136          756      192          905        40         1,000        0         0          0           0         0
              17         1495       79         1879        24          2628        0         0          0           0         2
             120          628      180          780        72           981        0         0          0           0         0
               0            0      292          816         0             0        0         0          0           0         0
             344          469      196          620         4           780        0         0          0           0         0
             200          582      172          757        32           860        0         0          0           0         0
             132          600      152          750         0             0        0         0          0           0         0
             108          725       80          825        32         1,138        0         0          0           0         0
              60          663      106          780        14         1,004        0         0          0           0         0
              12          595      156          716        24           800        0         0          0           0         0
               9        2,693       32        3,273         2         3,900        0         0          0           0         2
               0            0       33        1,210        75         1,160        0         0          0           0         0
               0            0      122          586        34           651        0         0          0           0         0
             112          515      112          660         0             0        0         0          0           0         0
              42          623       60          727        18           820        0         0          0           0         0
              38        1,070       11        1,204         0             0        0         0          0           0         0
              64          500      104          630         8           790        0         0          0           0         0
               0            0      208          553         0             0        0         0          0           0         0
               0            0       56          570        64           660        0         0          0           0         0
              16        1,040       14        1,392         2         1,613        0         0          0           0         1
              36          610       16          928         0             0        0         0          0           0         0



               0            0        8        2,140         0             0        0         0          0           0         1
              40          415       15          595         0             0        0         0          0           0         0
              14          950        1         1300         0             0        0         0          0           0         1



Unclosed loans subject to change

(1) The total units noted above do not include non-revenue producing units. There are 56 total units at the Wexford Apartments. There are 535 total units in the Weiner Portfolio of which 2280-2300 Olinville Avenue has 257 units, 3424-3425 Kingsbridge Avenue has 195 units and 2440 Olinville Avenue has 83 units.

(2) This is a mixed use property. According to the rent rolls in the appraisal, the residential units produce 81.29% of the annual income. The balance per unit was derived by multiplying the original loan amount ($6,400,000) by .8129 and dividing by the number of residential units (49) yielding a balance per pad of $106,175.

                       CERTAIN CHARACTERISTICS OF THE MANUFACTURED HOUSING LOANS



CONTROL  LOAN
NUMBER   NUMBER      PROPERTY NAME                     STREET ADDRESS                        CITY            COUNTY
--------------------------------------------------------------------------------------------------------------------------
         42224       Audubon Estates (1)               7930 Audubon Avenue                Alexandria        Fairfax





                                                                 INITIAL
                                                                  POOL
                                                                 BALANCE                                      STUDIOS
CONTROL                               PROPERTY    INITIAL POOL   PER UNIT                                           AVG RENT
NUMBER       STATE        ZIP CODE      TYPE      BALANCE ($)   OR PAD ($)  UTILITIES PAID BY TENANT     # UNITS   PER MO.($)
--------- ---------------------------------------------------------------------------------------------------------------------
           Virginia        22306    Manufactured   26,600,000     37,946    Electricity/Water/Sewer         579        445
                                      Housing
                                      Community








                1 BEDROOM             2 BEDROOM              3 BEDROOM             4 BEDROOM            5 BEDROOM          NUMBER
CONTROL                AVG RENT              AVG RENT               AVG RENT              AVG RENT             AVG RENT      OF
NUMBER     # UNITS    PER MO.($)  # UNITS   PER MO.($)  # UNITS    PER MO.($)  # UNITS   PER MO.($)  # UNITS  PER MO.($)  ELEVATORS
--------- -------------------------------------------------------------------------------------------------------------------------
             122         445         0          0          0            0         0           0         0          0          0








(1) Property is a 701 pad manufactured housing community consisting of 579 single-wide pad spaces and 122 double-wide pad spaces.